UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02633

FIRST VARIABLE RATE FUND FOR GOVERNMENT INCOME

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2012

Item 1.  Report to Stockholders.

[Calvert First Government Money Market Fund Annual Report to Shareholders]

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Dear Shareholder:

Uncertainty reigned supreme last year. The fiercely fought presidential election kept everyone guessing until the very end. The constitutionality of the Affordable Health Care Act was debated. Superstorm Sandy wreaked havoc on millions of East Coast residents and businesses. Political gridlock surrounding the looming “fiscal cliff” left the direction of future tax and spending policies up in the air. And heart-wrenching tragedies like those in Aurora, Colorado and Newtown, Connecticut shattered the illusion of safety as we go about our daily lives.

Improvements in the U.S. housing and labor markets helped bolster investor sentiment. But overall sluggish U.S. economic growth, a renewed European debt crisis, and decelerating growth in China periodically fanned the flames of concern about another global recession before subsiding toward the end of the year.

On the bright side, the ongoing economic concerns reassured fixed-income investors that the world’s central banks would not be raising interest rates any time soon. In fact, the Federal Reserve (Fed) announced intentions to keep its target interest rate low and employ other stimulative support measures until the United States reaches a 6.5% unemployment rate or 2.5% inflation rate. As a result, the benchmark 10-year Treasury note yield declined slightly over the year to 1.76% and money-market rates remained just above zero.

The Search for Yield Continues

To cope with another year of rock bottom interest rates, income investors scoured the market for incremental yield. Rising confidence in the health of corporations issuing debt helped expand investors’ risk comfort zone. Companies happily responded by issuing a record $350 billion in high-yield bonds last year.1 Investors also sought to take advantage of the tax exemption for municipal bonds before the fiscal cliff could potentially eliminate this opportunity for tax-exempt income. However, political gridlock triggered a sell-off in municipals as the year drew to a close, and the last-minute agreement to avoid most of the fiscal cliff preserved the tax exemption.

Overall, strong demand drove bond yields lower and prices higher—providing healthy returns in many fixed-income categories. The Barclays U.S. Credit Index of investment-grade bonds returned 9.37% in 2012, while high-yield bond investors fared even better with a 15.57% gain.2 The Barclays Municipal Bond Index returned 6.78% for the year.

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We remain cautiously optimistic about the economic recovery in the months ahead. In the next few months, lawmakers must make tough calls to meet the debt ceiling deadline. Their decisions will affect each of us as consumers and investors. But in the end, more clarity about taxes and spending should help the economy by spurring corporations to boost hiring and new investment.

Keep an Eye on Risk

Concerns are mounting that the desperation for yield may be pushing some investors further out the risk spectrum than they realize. A yield-at-any-price strategy can lead to a big, unwelcome surprise if interest rates suddenly move upward. Furthermore, robust demand is prompting a decline in the level of investor protections for some new corporate bonds. Unusually narrow differences in yield between many fixed-income asset classes is also making security selection and risk management more important than ever. You can be confident that Calvert’s fixed-income managers have years of experience in both.

Our seasoned fixed-income portfolio managers and credit analysts work as a team, striving to maximize total-return potential with a strong focus on risk management. Calvert’s in-house credit research team works collaboratively with the portfolio managers to uncover both sectors and securities offering relative value and to assess the creditworthiness of individual bond issuers. This collaborative teamwork has enabled Calvert to navigate the fixed-income market in all kinds of market environments for more than 30 years.

Calvert Joins an Elite List

In November, I was deeply honored to receive the 2012 Botwinick Prize in Business Ethics from the Sanford C. Bernstein Center for Leadership and Ethics at Columbia Business School. I’m thrilled to say that Calvert is in the company of past winners such as IKEA President and CEO Mikael Ohlsson, Triodos Bank CEO Peter Blom, retired Intel CEO and Chairman of the Board Craig Barrett, and General Electric CEO Jeff Immelt. The award recognizes leaders who exhibit the highest standard of ethical conduct in business or their profession.

Time for an Annual Check-Up

Near-zero money-market rates and thin fixed-coupon payments on the most liquid, high-quality bonds will make maximizing income a challenge. Overall, the stocks, bonds, and cash in your portfolio should be determined by your immediate needs, long-term goals, and risk tolerance—not the whims of the economy and financial markets. Of course, as your family or financial situation evolves, your portfolio should, too. That’s why we recommend meeting with

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your financial advisor at least annually to ensure your investments are still the best choices for you.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals.

As always, we appreciate your decision to invest with Calvert.

Barbara J. Krumsiek
President and CEO
Calvert Investments, Inc.
January 2013

1. Tom Lauricella, “Exotic, but Dangerous: Pitfalls Abound as Investors Chase Yield in Far-Flung Places,” Wall Street Journal, January 1, 2013, www.wsj.com

2. BofA Merrill Lynch High Yield Master II Index

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Performance

For the 12-month period ended December 31, 2012, Calvert First Government Money Market Fund (Class O) returned 0.01%. Its benchmark index, the Lipper U.S. Government Money Market Funds Average, returned 0.01% for the same period.

Investment Climate

The year 2012 in financial markets followed the broad outline of recent years. Advanced economies from the United States to the United Kingdom to Japan to the euro area struggled to grow, and several contracted. The market/ policymaker loop remained intact in 2012. Policymaker action (or inaction) once again provided the catalyst for market moves, and market moves sometimes provided the catalyst for policymaker action. An example of the latter was the fast 2.5 percentage-point rise in the yield on Spanish two-year government debt in July. This pressured euro policymakers to move faster and announce more actions to shore up the currency union.

The major central banks around the world sought to more firmly control market expectations through their policy actions. All announced more monetary and credit stimulus and, in some cases, changes to policy operating parameters. Most significant was the European Central Bank (ECB) announcement of the Outright Monetary Transaction program in September. This followed up on ECB President Mario Draghi’s pledge, at the height of the July sell-off of Spainish government debt, to do “whatever it takes” to preserve the euro currency union. This pledge triggered a major shift in market sentiment from “risk off” to “risk-on” for most of the remainder of the year.

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The other major central banks did their part, too. Their actions included the Federal Reserve’s September and December announcements of large open-ended quantitative easing measures and the adoption of monetary policy guidance linked to Federal Open Market Committee (FOMC) forecasts for the unemployment and inflation rates.

Based on the latest forecast consensus as of the end of 2012, the U.S. economy’s growth rate for 2012 is expected to be 1.9%, which would be nearly identical to the 2.0% rate of 2011. This growth rate would compare to a 2.2% average annual pace since the trough of the recession in the spring of 2009. The weaker pace for the last two years was disappointing but not unexpected in the aftermath of a severe financial crisis. U.S. economic growth, however, compared favorably to the weak performance of Japan and the euro area.

Inflation rates fell during the year. The widely quoted consumer price index (CPI) inflation rate finished 2012 at a 1.7% year-over-year rate compared to 3.0% for 2011. The unemployment rate fell from 8.5% in December 2011 to 7.8% as of December 2012. The decline in the unemployment rate during 2012 was notable, but it remained quite elevated.

For the fourth straight year, the target federal funds rate remained unchanged in a range of zero to 0.25%, so Treasury bill yields remained close to zero for yet another year. The benchmark three-month London interbank offered rate (LIBOR) fell over 25 basis points1 to 0.31% as bank funding pressures receded in Europe. The Fed extended the expected length of its zero-interest-rate policy to mid-2015, pinning shorter-maturity Treasury coupon yields to the floor. The benchmark 10-year Treasury note yield declined 12 basis points over the course of the year to 1.76%.

In this environment, municipal bonds put in a strong performance with demand from investors seeking yield in advance of expected income tax rate increases. The yield on the Bond Buyer 20 municipal general obligation index fell 30 basis points to finish the year at 3.58% after touching its lowest level since 1965 in November.

Portfolio Strategy

During 2012, as in the past few years, we continued to invest in a combination of fixed- and variable-rate securities that were issued or guaranteed by the U.S. Treasury and government-sponsored agencies. The variable-rate demand notes generally reset to market rates each week. They provided liquidity and stability of principal, which are two of the main objectives of the Fund. Historically, variable-rate demand notes have provided a competitive level of income relative to other money-market securities.

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Although money-market rates remained at historic lows during the year, our strategy performed well. Our Fund, like other money-market funds, is subject to stringent Rule 2a-7 guidelines, which were established under the Investment Company Act of 1940. These guidelines influence credit quality, maturity, and liquidity standards. Calvert applies additional diversification guidelines to further limit risk.

Outlook

We expect policymakers again to periodically drive markets in 2013. In the first quarter of the year, markets will likely focus on U.S. fiscal policymakers as politicians wrestle over the fiscal cliff and debt ceiling. Euro-area troubles will continue to offer the potential to create turbulent markets. Monetary policy will remain very accommodative and, as a result, the search for yield will continue.

In 2013, we expect a full-year U.S. GDP growth rate in the 2% to 2.5% area, with faster growth in the second half offsetting a slower-growth period induced by fiscal policy early in the year. Consumer inflation rates should remain tame with the benchmark CPI rate around 2%. The unemployment rate should remain above 7%. We believe the combination of low inflation and elevated unemployment rates will keep the Fed engaged in purchases of $85 billion of government-guaranteed bonds each month. This support will act as a soft cap on longer-maturity Treasury yields. We expect the benchmark 10-year Treasury note yield to fluctuate within the broad 1.4% to 2.4% range it has occupied since October 2011.

January 2013

1 A basis point is 0.01 percentage points.

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CALVERT FIRST
GOVERNMENT MONEY MARKET PORTFOLIO
DECEMBER 31, 2012

INVESTMENT PERFORMANCE
(total return at NAV*)

	6 MONTHS	12 MONTHS
	ENDED	ENDED
	12/31/12	12/31/12

Class O	0.005%	0.01%
Class B	0.005%	0.01%
Class C	0.005%	0.01%

Lipper U.S.
Government Money
Market Funds Average	0.01%	0.01%

AVERAGE ANNUAL TOTAL RETURNS

CLASS O
One year	0.01%
Five year	0.51%
Ten year	1.50%
CLASS B	(WITH MAX. LOAD)
One year	-4.99%
Five year	0.03%
Ten year	0.86%
CLASS C	(WITH MAX. LOAD)
One year	-0.99%
Five year	0.23%
Ten year	0.85%

7-DAY SIMPLE/EFFECTIVE YIELD
Class O	0.01%/ 0.01%
Class B	0.01%/ 0.01%
Class C	0.01%/ 0.01%

% OF TOTAL
INVESTMENT ALLOCATION	INVESTMENTS
U.S. Government Agencies
and Instrumentalities	10.1%
Variable Rate Demand Notes 67.9%
U.S. Treasury	22.0%
Total	100%

WEIGHTED AVERAGE MATURITY
30 DAYS ENDED
12/31/12	12/31/11
52 days	52 days

*Total return assumes reinvestment of dividends. The performance data shown represents past performance and does not guarantee future results. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. Investment return will fluctuate so that current performance may be lower or higher than the performance data quoted. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Visit www.calvert.com for current performance data.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, (including sales charges on Class B and C redemptions); and (2) ongoing costs, including management fees; distribution (12b-1) fees on Class B and C shares; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The Fund charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $2,000. If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges on Class B and C shares. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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			EXPENSES PAID
	BEGINNING	ENDING	DURING PERIOD*
	ACCOUNT VALUE	ACCOUNT VALUE	7/1/12 -
	7/1/12	12/31/12	12/31/12

Class O
Actual	$1,000.00	$1,000.05	$0.88
Hypothetical	$1,000.00	$1,024.26	$0.89
(5% return per
year before expenses)

Class B
Actual	$1,000.00	$1,000.05	$0.97
Hypothetical	$1,000.00	$1,024.17	$0.98
(5% return per
year before expenses)

Class C
Actual	$1,000.00	$1,000.05	$0.86
Hypothetical	$1,000.00	$1,024.27	$0.87
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 0.17%, 0.19% and 0.17% for Class O, Class B, and Class C, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees of First Variable Rate Fund for Government Income and Shareholders of Calvert First Government Money Market Fund:

We have audited the accompanying statement of net assets of the Calvert First Government Money Market Fund (the Fund), the sole series of First Variable Rate Fund for Government Income, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the finan-cial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirma-tion of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert First Government Money Market Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
February 25, 2013

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STATEMENT OF NET ASSETS
DECEMBER 31, 2012

	PRINCIPAL
VARIABLE RATE DEMAND NOTES - 67.4%†	AMOUNT	VALUE
Chicago Illinois MFH Revenue, 0.13%, 7/1/29, CEI:
Freddie Mac (r)	$555,000	$555,000
Colorado HFA Revenue, Woodstream Village Project, 0.15%,
2/1/31, CEI: Fannie Mae (r)	2,315,000	2,315,000
Englewood Colorado MFH Revenue, 0.12%, 12/1/26,
CEI: Freddie Mac (r)	1,500,000	1,500,000
Kansas Development Finance Authority MFH Revenue,
0.13%, 7/1/30, CEI: Freddie Mac (r)	4,700,000	4,700,000
Louisiana Housing Corp. Revenue, 0.13%, 3/15/37,
CEI: Fannie Mae (r)	1,680,000	1,680,000
Marietta Georgia Housing Authority MFH Revenue,
0.13%, 7/1/24, CEI: Freddie Mac (r)	3,800,000	3,800,000
Maryland Community Development Administration
Revenue, 0.12%, 12/1/37, CEI: Freddie Mac (r)	4,750,000	4,750,000
Mississippi Home Corp. MFH Revenue, 0.18%, 8/15/40,
CEI: Fannie Mae (r)	4,460,000	4,460,000
Montgomery County Pennsylvania Redevelopment
Authority MFH Revenue:
Forge Gate Apts. Project, 0.23%, 8/15/31, CEI:
Fannie Mae (r)	1,080,000	1,080,000
Kingswood Apts. Project, 0.21%, 8/15/31, CEI:
Fannie Mae (r)	1,520,000	1,520,000
Nevada Housing Division Revenue, 0.15%, 4/15/39,
CEI: Fannie Mae (r)	700,000	700,000
New York City Housing Development Corp. MFH
Mortgage Revenue, 0.13%, 5/15/39, CEI: Fannie Mae (r)	2,235,000	2,235,000
New York City Housing Development Corp. MFH Revenue:
0.17%, 6/15/34, CEI: Fannie Mae (r)	3,350,000	3,350,000
0.19%, 11/15/37, CEI: Fannie Mae (r)	4,240,000	4,240,000
0.13%, 11/1/38, CEI: Freddie Mac (r)	2,300,000	2,300,000
New York State HFA Revenue:
0.19%, 11/15/29, CEI: Fannie Mae (r)	2,600,000	2,600,000
0.19%, 5/15/33, CEI: Fannie Mae (r)	1,800,000	1,800,000
0.15%, 5/15/34, CEI: Fannie Mae (r)	1,000,000	1,000,000
0.12%, 5/15/36, CEI: Fannie Mae (r)	4,980,000	4,980,000
0.15%, 5/15/37, CEI: Fannie Mae (r)	2,100,000	2,100,000
0.17%, 11/15/38, CEI: Fannie Mae (r)	1,500,000	1,500,000
Richfield Minnesota MFH Revenue, 0.14%, 3/1/34,
CEI: Freddie Mac (r)	4,610,000	4,610,000

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	PRINCIPAL
VARIABLE RATE DEMAND NOTES - CONT’D	AMOUNT	VALUE
San Bernardino County California MFH Revenue, 0.23%,
5/15/29, Collateral Agreement: Fannie Mae (r)	$2,725,000	$2,725,000
San Francisco California City & County Redevelopment
Agency Revenue, 0.11%, 6/15/34, CEI: Fannie Mae (r)	3,300,000	3,300,000
Utah Housing Corp. Single Family Revenue, 0.15%,
7/1/36, CEI: Fannie Mae & Freddie Mac (r)	1,603,000	1,603,000

Total Variable Rate Demand Notes (Cost $65,403,000)		65,403,000

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 10.1%
Federal Home Loan Bank:
0.27%, 5/21/13	1,000,000	1,000,000
0.28%, 9/5/13	2,000,000	2,000,627
Overseas Private Investment Corp. VRDN:†
0.17%, 11/15/13, GA: U.S. Government (r)	1,860,466	1,860,466
0.17%, 5/15/30, GA: U.S. Government (r)	3,000,000	3,000,000
0.17%, 6/15/31, GA: U.S. Government (r)	1,897,436	1,897,436

Total U.S. Government Agencies and
Instrumentalities (Cost $9,758,529)		9,758,529

U.S. TREASURY OBLIGATIONS - 21.8%
United States Treasury Notes:
0.625%, 1/31/13	2,000,000	2,000,790
1.375%, 2/15/13	2,000,000	2,003,024
0.625%, 2/28/13	1,000,000	1,000,749
0.625%, 4/30/13	2,000,000	2,002,743
3.50%, 5/31/13	2,000,000	2,027,408
0.75%, 8/15/13	2,000,000	2,006,551
3.125%, 8/31/13	1,000,000	1,019,395
0.75%, 9/15/13	2,000,000	2,007,686
0.50%, 10/15/13	2,000,000	2,004,669
2.75%, 10/31/13	2,000,000	2,042,449
0.25%, 11/30/13	2,000,000	2,000,594
1.00%, 1/15/14	1,000,000	1,008,460

Total U.S. Treasury Obligations (Cost $21,124,518)		21,124,518

TOTAL INVESTMENTS (Cost $96,286,047) - 99.3%		96,286,047
Other assets and liabilities, net - 0.7%		662,411
NET ASSETS - 100%		$96,948,458

See notes to financial statements.

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NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class O: 93,902,708 shares outstanding	$93,913,706
Class B: 826,676 shares outstanding	826,848
Class C: 2,206,332 shares outstanding	2,206,578
Undistributed net investment income	1,346
Accumulated net realized gain (loss)	(20)

NET ASSETS	$96,948,458

NET ASSET VALUE PER SHARE
Class O (based on net assets of $93,915,033)	$1.00
Class B (based on net assets of $826,782)	$1.00
Class C (based on net assets of $2,206,643)	$1.00

† The date shown for securities represents the date when principal payments must be paid, taking into account any call options excercised by the issuer and any permissable maturity shortening features other than interest rate resets.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Explanation of Guarantees:
CEI: Credit Enhancement Instrument
GA: Guaranty Agreement

Abbreviations:
HFA: Housing Finance Agency/Authority
MFH: Multi-Family Housing
VRDN: Variable Rate Demand Notes

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2012

NET INVESTMENT INCOME
Investment Income:
Interest income	$180,162

Expenses:
Investment advisory fee	264,930
Transfer agency fees and expenses	166,723
Distribution Plan expenses:
Class B	9,755
Class C	23,249
Trustees’ fees and expenses	10,111
Accounting fees	16,663
Administrative fees:
Class O	256,679
Class B	2,439
Class C	5,812
Custodian fees	27,612
Registration fees	49,604
Reports to shareholders	24,254
Professional fees	21,121
Miscellaneous	27,437
Total expenses	906,389
Reimbursement from Advisor:
Class O	(649,546)
Class B	(28,825)
Class C	(51,661)
Fees paid indirectly	(4,413)
Net expenses	171,944

NET INVESTMENT INCOME	8,218

REALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	(20)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$8,198

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$8,218	$7,456
Net realized gain (loss)	(20)	409

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	8,198	7,865

Distributions to shareholders from:
Net investment income:
Class O shares	(10,287)	(11,814)
Class B shares	(98)	(134)
Class C shares	(233)	(244)
Total distributions	(10,618)	(12,192)

Capital share transactions:
Shares sold:
Class O shares	86,382,972	102,154,197
Class B shares	209,367	615,652
Class C shares	1,359,545	2,804,457
Reinvestment of distributions:
Class O shares	9,210	10,583
Class B shares	80	99
Class C shares	197	196
Shares redeemed:
Class O shares	(102,647,245)	(116,685,226)
Class B shares	(564,913)	(810,487)
Class C shares	(1,849,175)	(2,720,043)
Total capital share transactions	(17,099,962)	(14,630,572)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(17,102,382)	(14,634,899)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
NET ASSETS	2012	2011
Beginning of year	$114,050,840	$128,685,739
End of year (including undistributed net investment
income of $1,346 and $3,746, respectively)	$96,948,458	$114,050,840

CAPITAL SHARE ACTIVITY
Shares sold:
Class O shares	86,382,973	102,154,197
Class B shares	209,367	615,652
Class C shares	1,359,545	2,804,457
Reinvestment of distributions:
Class O shares	9,210	10,583
Class B shares	80	99
Class C shares	197	196
Shares redeemed:
Class O shares	(102,647,245)	(116,685,226)
Class B shares	(564,913)	(810,487)
Class C shares	(1,849,175)	(2,720,043)
Total capital share activity	(17,099,961)	(14,630,572)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert First Government Money Market Fund (the “Fund”), the only series of the First Variable Rate Fund for Government Income, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers three classes of shares of beneficial interest - Classes O, B, and C. Class O shares are sold to the public with no front-end sales charge at the time of purchase and no back-end load when they are redeemed. Class B shares may be purchased only by exchange from Class B shares of other Calvert Funds. Class B shares are sold without a front-end sales charge at the time of purchase, but may be subject to a deferred sales charge upon redemption of the Fund in which the Class B shares were originally purchased. Class C shares may be purchased only by exchange from Class C shares of another Calvert Fund. Class C shares are sold without a front-end sales charge at the time of purchase and may be subject to a deferred sales charge if they are redeemed within one year after purchase of the Class C shares in the original Fund. Class B and C shares have higher expenses than Class O shares, including Distribution Plan expenses. Class O shares are not subject to a Distribution Plan.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). All securities are valued at amortized cost which approximates fair value, in accordance with Rule 2a-7 of the Investment Company Act of 1940.

The Board of Trustees (the “Board”) has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

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The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with Rule 2a-7 under the Investment Company Act of 1940. Generally, if the credit quality is sufficient, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.

At December 31, 2012, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2012:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
U.S. Government Obligations	—	$30,883,047	—	$30,883,047
Variable Rate Demand Notes	—	65,403,000	—	65,403,000
TOTAL	—	$96,286,047	—	$96,286,047

* For a complete listing of investments, please refer to the Statement of Net Assets.

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Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identi-fied cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: During the year ended December 31, 2012, the Fund had arrangements with its custodian banks whereby the custodians’ fees may have been paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits were used to reduce the Portfolio’s expenses. The arrangement with one custodian bank was suspended effective January 1, 2013, until further notice, due to low interest rates. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .25% on the first $500 million, .225% on the next $400 million, .20% on the next $400 million, .175% on the next $700 million and .15% on the excess of $2 billion. Under the terms of the agreement, $20,855 was payable at year end. In addition, $18,809 was receivable at year end from the Advisor for reimbursement of operating expenses.

The Advisor has agreed to limit net annual Fund operating expenses through April 30, 2013. The contractual expense cap is 2.00% for Classes B and C. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The Advisor further voluntarily reimbursed expenses of $649,546, $17,847, and $42,752, to maintain a positive yield during the year ended December 31, 2012 for Classes O, B, and C shares, respectively.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Classes O, B, and C of their average daily net assets. Under the terms of the agreement, $20,855 was payable at year end.

Calvert Investment Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, Classes B and C of the Fund have adopted Distribution Plans that permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed 1.00% annually of average daily net assets of Classes B and C. Class O shares do not have Distribution Plan expenses. Under the terms of the agreement, $2,638 was payable at year end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $76,932 for the year ended December 31, 2012. Under the terms of the agreement, $6,023 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

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Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board Chair and Committee Chairs receive an additional $5,000 annual retainer. Trustees’ fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interport-folio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2012, such purchase and sale transactions were $95,205,000 and $84,047,000, respectively.

CAPITAL LOSS CARRYFORWARD

NO EXPIRATION DATE
Short-term	($20)

Capital losses may be utilized to offset future capital gains for an unlimited period. These losses will retain their character as either short-term or long-term capital losses.

The tax character of dividends and distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

Distributions paid from:	2012	2011
Ordinary income	$10,618	$12,192
Total	$10,618	$12,192

As of December 31, 2012, the tax basis components of distributable earnings/ (accumulated losses) and the federal tax cost were as follows:

Undistributed ordinary income	$1,346
Capital loss carryforward	($20)

Federal income tax cost of investments	$96,286,047

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NOTE D — LINE OF CREDIT

A financing agreement is in place between the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to the line of credit at December 31, 2012.

For the year ended December 31, 2012, borrowings by the Fund under the agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$9,668	1.47%	$2,375,850	June 2012

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
CLASS O SHARES	2012	2011	2010
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	**	**	**
Net realized and unrealized gain (loss)	—	—	—
Total from investment operations	**	**	**
Distributions from:
Net investment income	(**)	(**)	(**)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.01%	.01%	.01%
Ratios to average net assets: A
Net investment income	.01%	.01%	.01%
Total expenses	.80%	.78%	.75%
Expenses before offsets	.17%	.18%	.32%
Net expenses	.16%	.18%	.32%
Net assets, ending (in thousands)	$93,915	$110,172	$124,697

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
CLASS O SHARES		2009	2008
Net asset value, beginning		$1.00	$1.00
Income from investment operations:
Net investment income		.001	.024
Net realized and unrealized gain (loss)		—	—
Total from investment operations		.001	.024
Distributions from:
Net investment income		(.001)	(.024)
Net asset value, ending		$1.00	$1.00

Total return*		.13%	2.42%
Ratios to average net assets: A
Net investment income		.13%	2.39%
Total expenses		.73%	.72%
Expenses before offsets		.61%	.72%
Net expenses		.61%	.71%
Net assets, ending (in thousands)		$138,034	$205,970

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	December 31,	December 31,	December 31,
CLASS B SHARES	2012	2011	2010
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	**	**	**
Net realized and unrealized gain (loss)	—	—	—
Total from investment operations	**	**	**
Distributions from:
Net investment income	(**)	(**)	(**)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.01%	.01%	.01%
Ratios to average net assets: A
Net investment income	—	.01%	.01%
Total expenses	3.13%	2.80%	2.51%
Expenses before offsets	.17%	.18%	.32%
Net expenses	.17%	.18%	.32%
Net assets, ending (in thousands)	$827	$1,182	$1,377

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
CLASS B SHARES		2009	2008
Net asset value, beginning		$1.00	$1.00
Income from investment operations:
Net investment income		**	.011
Net realized and unrealized gain (loss)		—	—
Total from investment operations		**	.011
Distributions from:
Net investment income		(**)	(.011)
Net asset value, ending		$1.00	$1.00

Total return*		.01%	1.13%
Ratios to average net assets: A
Net investment income		.03%	1.08%
Total expenses		2.24%	2.25%
Expenses before offsets		.71%	2.01%
Net expenses		.71%	1.99%
Net assets, ending (in thousands)		$2,723	$3,899

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
CLASS C SHARES	2012	2011	2010
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	**	**	**
Net realized and unrealized gain (loss)	—	—	—
Total from investment operations	**	**	**
Distributions from:
Net investment income	(**)	(**)	(**)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.01%	.01%	.01%
Ratios to average net assets: A
Net investment income	.01%	.02%	.01%
Total expenses	2.39%	2.36%	2.33%
Expenses before offsets	.17%	.17%	.32%
Net expenses	.16%	.16%	.32%
Net assets, ending (in thousands)	$2,207	$2,696	$2,611

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
CLASS C SHARES		2009	2008
Net asset value, beginning		$1.00	$1.00
Income from investment operations:
Net investment income		**	.011
Net realized and unrealized gain (loss)		—	—
Total from investment operations		**	.011
Distributions from:
Net investment income		(**)	(.011)
Net asset value, ending		$1.00	$1.00

Total return*		.01%	1.10%
Ratios to average net assets: A
Net investment income		.01%	1.04%
Total expenses		2.14%	2.21%
Expenses before offsets		.74%	2.01%
Net expenses		.74%	1.99%
Net assets, ending (in thousands)		$3,445	$5,031

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return is not annualized for periods of less than one year.

** Net investment income and distributions were less than $.001 per share.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry clas-sification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

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STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities

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held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washing-ton, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 12, 2012, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds. The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management

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style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund’s performance was at the median of its peer group for the one- and three-year periods ended June 30, 2012 and above the median of its peer group for the five-year period ended June 30, 2012. The data also indicated that the Fund outperformed its Lipper index for the five-year period ended June 30, 2012, underperformed its Lipper index for the three-year period ended June 30, 2012, and was at the median of its Lipper index for the one-year period ended June 30, 2012. The Board took into account management’s discussion of the Fund’s performance, including the impact expense reimbursements had on the relative performance of the funds in the Fund’s peer group. Based upon its review, the Board concluded that the Fund’s performance was satisfactory.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account expense reimbursements) was at the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board noted that the Advisor had reimbursed a portion of the Fund’s expenses. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Fund’s Class B and Class C shares and its decision to voluntarily reimburse a portion of the expenses for the Fund’s Class O, Class B and Class C shares. The Board also took into account management’s discussion of the Fund’s

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expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. The Board noted that in 2011, the Advisor had renegotiated the transfer agency fees paid by the Calvert Family of Funds, resulting in an overall reduction in the transfer agency fees across the Calvert Family of Funds complex. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the high quality of services received by the Fund from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. The Board also noted that the Advisor had reimbursed a portion of the expenses of the Fund’s Class O, Class B and Class C shares. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board noted that the Fund’s advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above certain specified asset levels as the Fund’s assets increased. The Board noted that the Fund had not reached the specified asset level at which a breakpoint to its advisory fee would be triggered. The Board also noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

www.calvert.com CALVERT FIRST GOVERNMENT MONEY MARKET FUND ANNUAL REPORT (UNAUDITED) 35

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) the performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund’s advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

www.calvert.com CALVERT FIRST GOVERNMENT MONEY MARKET FUND ANNUAL REPORT (UNAUDITED) 36

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TRUSTEE AND OFFICER INFORMATION TABLE

Name &

Position

with

Position

Start

Principal Occupation

# of Calvert

Portfolios

Other

Directorships

During the Past

Age

Fund

Date

During Last 5 Years

Overseen

Five Years

INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 64	Trustee	1976 (CTFR – 1980)	President and CEO of Adagio Health Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	26	None
DOUGLAS E. FELDMAN, M.D. AGE: 64	Trustee	1982	Partner of The Feldman ENT Group in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	10	None
JOHN G. GUFFEY, JR. AGE: 64	Trustee	1976 (CTFR – 1980)	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	26	• Ariel Funds (3)(through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 67	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting

www calvert.com CALVERT FIRST GOVERNMENT MONEY MARKET FUND ANNUAL REPORT (UNAUDITED) 38

Name &

Position

with

Position

Start

Principal Occupation

# of Calvert

Portfolios

Other

Directorships

During the Past

Age

Fund

Date

During Last 5 Years

Overseen

Five Years

ANTHONY A. WILLIAMS AGE: 61	Trustee	2010	CEO and Executive Director of the Federal City Council (7/12 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (9/11 to present); Executive Director of Global Government Practice at the Corporate Executive Board (1/10 to 1/12); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009); Director of State and Municipal Practice at Arent Fox LLP (6/09 to 1/10); Chief Executive Officer of Primum Public Realty Trust (2007-2008); Mayor of Washington D.C. (1999-2007).	12	• Freddie Mac • Meruelo Maddux Properties, Inc. • Weston Solutions, Inc. • Bipartisan Debt Reduction Task Force • Chesapeake Bay Foundation • Catholic University of America • Urban Institute

INTERESTED TRUSTEES

BARBARA J. KRUMSIEK* AGE: 60

	Trustee & President	1997	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	44	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair) (through 4/29/12) • Griffin Realty Corp.
D. Wayne Silby, Esq.*

AGE: 64

	Trustee & Chair	1976 (CTFR – 1980)	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	26	• Ameritas Mutual Holding Company • Calvert Social Investment Foundation • ImpactAssets, Inc. • Studio School Fund • Syntao.com China (HK) • The ICE Organization

www calvert.com CALVERT FIRST GOVERNMENT MONEY MARKET FUND ANNUAL REPORT (UNAUDITED) 39

Position

Position

Principal Occupation

During Last 5 Years

Name &

with

Start

Age

Fund

Date

OFFICERS
MICHAEL T. ABRAMO age: 39	Vice President	2011	Vice President of the Advisor (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
Karen Becker AGE: 60	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds.
SUSAN walker Bender, Esq. AGE: 54	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
THOMAS A. DAILEY AGE: 48	Vice President	2004	Vice President of the Advisor.
MATTHEW DUCH AGE: 37	Vice President	2011	Vice President of the Advisor (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc.
PATRICK FAUL AGE: 48	Vice President	2010

Vice President of the Advisor since 2008, and Head of Credit Research for the Advisor since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008) for the Advisor.

TRACI L. GOLDT AGE: 39	Assistant Secretary	2004	Electronic Filing and Administrative Operations Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.
HUI PING HO, CPA AGE: 48	Assistant Treasurer	2000	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 45	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 56	Vice President	2004	Senior Vice President of the Advisor and Chief Investment Officer – Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 65	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE A. TRUNOW AGE: 45	Vice President	2008

Senior Vice President of the Advisor and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 60	Treasurer	1982	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 51	Fund Controller	1999	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

www calvert.com CALVERT FIRST GOVERNMENT MONEY MARKET FUND ANNUAL REPORT (UNAUDITED) 40

*The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, with the exception of Mr. Silby whose address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

www calvert.com CALVERT FIRST GOVERNMENT MONEY MARKET FUND ANNUAL REPORT (UNAUDITED) 41

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Investments, Inc.
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

            The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an “independent” Trustee/Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

            Services fees paid to auditing firm:

	Fiscal Year ended 12/31/11		Fiscal Year ended 12/31/12
	$	%*	$	% *

(a) Audit Fees	$18,205	0%	$18,205	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$2,820	0%	$2,820	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$21,025	0%	$21,025	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors.  The Committee may delegate its authority to pre-approve certain matters to one or more of its members.  In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance.  In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

	Fiscal Year ended 12/31/11		Fiscal Year ended 12/31/12
	$	%*	$	% *

(a) Audit Fees	$42,500	0%*	$15,000	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

            Not applicable.

Item 6.  Schedule of Investments.

(a)        This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)        Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

            Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

            Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

            Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

            There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-

3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   A copy of the Registrant’s Code of Ethics.

             Attached hereto.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST VARIABLE RATE FUND FOR GOVERNMENT INCOME

By:       /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: March 1, 2013

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: March 1, 2013

            /s/  Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date: March 1, 2013